UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 30, 2018
LASALLE HOTEL PROPERTIES
(Exact name of registrant as specified in its charter)

Maryland	1-14045	36-4219376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7550 Wisconsin Avenue, 10th Floor
Bethesda, Maryland 20814
(Address of principal executive offices)
Registrant’s telephone number, including area code: (301) 941-1500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

ITEM 7.01.     REGULATION FD DISCLOSURE.
On July 30, 2018, LaSalle Hotel Properties (the “Company”) issued a press release announcing that its Board of Trustees (the “Board”) has determined that the unsolicited proposal received from Pebblebrook Hotel Trust (“Pebblebrook”) on July 20, 2018 to acquire the Company (the “Pebblebrook Proposal”) does not constitute, and could not reasonably be expected to lead to, a “Superior Proposal” as defined in the Agreement and Plan of Merger, dated as of May 20, 2018 (the “Blackstone Merger Agreement”), among BRE Landmark Parent L.P., BRE Landmark L.P., BRE Landmark Acquisition L.P., the Company and LaSalle Hotel Operating Partnership, L.P. A copy of such press release is furnished as Exhibit 99.1 to this report.
In addition, on July 30, 2018, the Company issued a press release announcing that it has filed definitive proxy materials with the Securities and Exchange Commission (the “SEC”) in connection with the previously announced merger with affiliates of Blackstone Real Estate Partners VIII L.P. (“Blackstone”) and other transactions contemplated by the Blackstone Merger Agreement. The special meeting of shareholders (the “Special Meeting”) to vote on the proposal to approve the merger and other transactions contemplated by the Blackstone Merger Agreement will be held on September 6, 2018 at 10:00 a.m., local time, at the Sofitel Washington DC Lafayette Square, 806 15th Street NW, Washington, DC 20005. Shareholders of record as of the close of business on July 20, 2018 will be entitled to vote at the Special Meeting. A copy of such press release is furnished as Exhibit 99.2 to this report.
The Company also announced on July 30, 2018 that it will report financial results for the quarter ended June 30, 2018 on Thursday, August 9, 2018, before the market opens. A copy of such press release is furnished as Exhibit 99.3 to this report.
The information in Item 7.01 of this report, including the information in the press releases attached as Exhibits 99.1, 99.2 and 99.3 to this report, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this report, including the information in the press releases attached as Exhibits 99.1, 99.2 and 99.3 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.
ITEM 8.01.    OTHER EVENTS.
On July 30, 2018, the Company announced that the Board has determined that the Pebblebrook Proposal does not constitute, and could not reasonably be expected to lead to, a “Superior Proposal” as defined in the Blackstone Merger Agreement. The Board reaffirmed its commitment to completing its existing transaction with affiliates of Blackstone, which is subject to customary closing conditions, including the approval of the Company’s common shareholders.
In addition, on July 30, 2018, the Company announced that it has filed definitive proxy materials with the SEC in connection with the previously announced merger with affiliates of Blackstone and other transactions contemplated by the Blackstone Merger Agreement. The Special Meeting to vote on the proposal to approve the merger and other transactions contemplated by the Blackstone Merger Agreement will be held on September 6, 2018 at 10:00 a.m., local time, at the Sofitel Washington DC Lafayette Square, 806 15th Street NW, Washington, DC 20005. Shareholders of record as of the close of business on July 20, 2018 will be entitled to vote at the Special Meeting.
Additional Information about the Proposed Merger Transaction and Where to Find It
This communication relates to the proposed merger transaction involving the Company and may be deemed to be solicitation material in respect of the proposed merger transaction. In connection with the proposed merger transaction, the Company has filed a definitive proxy statement (the “Proxy Statement”) with the SEC, as well as other relevant materials in connection with the proposed merger transaction pursuant to the terms of the Blackstone Merger Agreement. This communication is not a substitute for the Proxy Statement or for any other document that the Company has filed or may file with the SEC or send to the Company’s shareholders in connection with the proposed merger transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY

HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS. Investors and security holders are able to obtain free copies of the Proxy Statement and other documents filed by the Company with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at www.lasallehotels.com, or by contacting the Company’s Investor Relations Department at (301) 941- 1500.
The Company and its trustees and certain of its executive officers may be considered participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed merger transaction under the rules of the SEC. Information about the trustees and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 20, 2018, its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on March 22, 2018 and in subsequent documents filed with the SEC. Additional information regarding persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is included in the Proxy Statement and may be included in other relevant materials to be filed with the SEC. You may obtain free copies of this document as described above.
Cautionary Statement Regarding Forward-Looking Statements
This report, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. The forward-looking statements contained in this Current Report on Form 8-K, including statements regarding the proposed merger transaction and the timing of such transaction, are subject to various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements contained herein are based on reasonable assumptions, there can be no assurance that our expectations will be achieved. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. Such statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results of the Company to differ materially from future results, performance or achievements projected or contemplated in the forward-looking statements.  Some of the factors that may affect outcomes and results include, but are not limited to: (i) risks associated with the Company’s ability to obtain the shareholder approval required to consummate the proposed merger transaction and the timing of the closing of the proposed merger transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed merger transaction will not occur, (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement, (iii) unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction, (iv) changes affecting the real estate industry and changes in financial markets, interest rates and foreign currency exchange rates, (v) increased or unanticipated competition for the Company’s properties, (vi) risks associated with the hotel industry, including competition for guests and meetings from other hotels and alternative lodging companies, increases in wages, energy costs and other operating costs, potential unionization or union disruption, actual or threatened terrorist attacks, any type of flu or disease-related pandemic and downturns in general and local economic conditions, (vii) the availability and terms of financing and capital and the general volatility of securities markets, (viii) the Company’s dependence on third-party managers of its hotels, including its inability to implement strategic business decisions directly, (ix) risks associated with the real estate industry, including environmental contamination and costs of complying with the Americans with Disabilities Act of 1990, as amended, and similar laws, (x) the possible failure of the Company to maintain its qualification as a REIT and the risk of changes in laws affecting REITs, (xi) the possibility of uninsured losses, (xii) risks associated with redevelopment and repositioning projects, including delays and cost overruns, (xiii) the risk of a material failure, inadequacy, interruption or security failure of the Company’s or the hotel managers’ information technology networks and systems, (xiv) uncertainties regarding future actions that may be taken by Pebblebrook in furtherance of its unsolicited proposal and solicitation of proxies, and (xv) those additional risks and factors discussed in reports filed with the SEC by the Company from time to time, including those discussed under the heading “Risk Factors” in its most recently filed reports on Form 10-K and 10-Q. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Investors should not place undue reliance upon forward-looking statements.
ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated July 30, 2018
99.2	Press release, dated July 30, 2018
99.3	Press release, dated July 30, 2018
The information contained in the press releases attached as Exhibits 99.1, 99.2 and 99.3 to this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press releases attached as Exhibits 99.1, 99.2 and 99.3 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE HOTEL PROPERTIES

Dated: July 30, 2018	BY:	/s/ Kenneth G. Fuller
Kenneth G. Fuller
Executive Vice President, Chief Financial Officer, Secretary and Treasurer